                                                                    EXHIBIT 25.1
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                                 --------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)

                                 --------------

                         AVALON CABLE OF MICHIGAN LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                 13-4029981
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                                 --------------

                        AVALON CABLE OF NEW ENGLAND LLC
              (Exact name of obligor as specified in its charter)

Delaware                                                 22-3556161
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

                                 --------------

                          AVALON CABLE FINANCE, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                 13-4029965
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)



                                 --------------

                            ----------------------

                        AVALON CABLE OF MICHIGAN, INC.
              (Exact name of obligor as specified in its charter)

Pennsylvania                                                 23-2566891
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


800 Third Avenue, Suite 3100
New York, New York                                           10022
(Address of principal executive offices)                     (Zip code)


                            ----------------------


              Series B 9-3/8% Senior Subordinated Notes due 2008
                      (Title of the indenture securities)


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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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      Name                                     Address
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    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y.  10045

    Federal Deposit Insurance Corporation      Washington, D.C.  20429

    New York Clearing House Association        New York, New York  10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of May, 1999.


                                  THE BANK OF NEW YORK



                                  By:     /s/ REMO J. REALE
                                      ---------------------------------------
                                      Name:   REMO J. REALE
                                      Title:  ASSISTANT VICE PRESIDENT

                                                                  EXHIBIT 7
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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                    Dollar Amounts
                                                           in Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................         $3,951,273

 Interest-bearing balances.......................          4,134,162

Securities:
 Held-to-maturity securities.....................            932,468

 Available-for-sale securities...................          4,279,246

Federal funds sold and Securities purchased
 under agreements to resell......................          3,161,626

Loans and lease financing receivables:
 Loans and leases, net of unearned
 income................37,861,802
 LESS: Allowance for loan and
 lease losses.............619,791
 LESS: Allocated transfer risk
 reserve...................3,572
 Loans and leases, net of unearned income,                37,238,439
  allowance, and reserve.........................

Trading Assets...................................          1,551,556

Premises and fixed assets (including capitalized
 leases).........................................            684,181

Other real estate owned..........................             10,404

Investments in unconsolidated subsidiaries and
 associated companies............................            196,032

Customers' liability to this bank on acceptances
 outstanding.....................................            895,160

Intangible assets................................          1,127,375

Other assets.....................................          1,915,742
                                                         -----------

Total assets.....................................        $60,077,664
                                                         ===========
LIABILITIES
Deposits:
 In domestic offices.............................        $27,020,578

 Noninterest-bearing
  11,271,304
 Interest-bearing
  15,749,274
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs.........................         17,197,743

 Noninterest-bearing
  103,007
 Interest-bearing
  17,094,736
Federal funds purchased and Securities sold
 under agreements to repurchase..................          1,761,170

Demand notes issued to the U.S.Treasury..........            125,423

Trading liabilities..............................          1,625,632

Other borrowed money:
 With remaining maturity of one year or less.....          1,903,700

 With remaining maturity of more than one year
  through three years............................                  0

 With remaining maturity of more than three years             31,639

Bank's liability on acceptances executed and
 outstanding.....................................            900,390

Subordinated notes and debentures................          1,308,000

Other liabilities................................          2,708,852
                                                         -----------

Total liabilities................................         54,583,127
                                                         ===========

EQUITY CAPITAL
Common stock.....................................          1,135,284

Surplus..........................................            764,443

Undivided profits and capital reserves...........          3,542,168

Net unrealized holding gains (losses) on
 available-for-sale securities...................             82,367

Cumulative foreign currency translation
 adjustments.....................................         (   29,725)
                                                         -----------

Total equity capital.............................          5,494,537
                                                         -----------

Total liabilities and equity capital.............        $60,077,664
                                                         ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

          Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

          Thomas A. Reyni    )
          Gerald L. Hassell  )             Directors
          Alan R. Griffith   )
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